                                                                   EXHIBIT 10.23

                    BIRNER DENTAL MANAGEMENT SERVICES, INC.
                        1995 EMPLOYEE STOCK OPTION PLAN



                              SECTION 1:  PURPOSE
                              -------------------

          The purpose of the Birner Dental Management Services, Inc. 1995 Employee Stock Option Plan (the "Plan") is to further the growth and development of Birner Dental Management Services, Inc. (the "Company") by affording an opportunity for stock ownership to selected employees, directors and consultants of the Company and its subsidiaries who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success.

                            SECTION 2:  DEFINITIONS
                            -----------------------

          Unless otherwise indicated, the following words when used herein shall have the following meanings:

          (a) "Affiliate" shall mean, with respect to any person or entity, a person or entity that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person or entity.

          (b) "Board of Directors" shall mean the Board of Directors of the Company.

          (c)  "Change in Control" shall be deemed to have occurred:

               (1) At such time as a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 50% or more of the total number of votes that may be cast for the election of Directors of the Company; or

               (2) On the date on which the stockholder(s) of the Company approve: (i) any agreement for a merger or consolidation of the
          Company with another corporation, provided that there shall be no change of control if the persons and entities who were the stockholders of the Company immediately before such merger or consolidation continue to own, directly or indirectly, more than two-thirds of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the voting securities of the Company outstanding immediately before such merger or consolidation; or (ii) any sale, exchange or
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          other disposition of all or substantially all of the Company's assets;
          or

               (3) on the effective date of any sale, exchange or other disposition of greater than 50% in fair market value of the Company's assets, other than in the ordinary course of business, whether in a single transaction or a series of related transactions.

     In determining whether clause (1) of the preceding sentence has been satisfied, the third person owning shares must be someone other than a person or an Affiliate of a person that, as of October 30, 1995, was the beneficial owner of shares of the Company having 20% or more of the total number of votes that may be cast for the election of Directors of the Company. The Committee's reasonable determination as to whether such an event has occurred shall be final and conclusive.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (e) "Common Stock" shall mean the Company's common stock (no par value per share) and any share or shares of the Company's capital stock hereafter issued or issuable in substitution for such shares.

          (f)  "Director" shall mean a member of the Board of Directors.

          (g) "Incentive Stock Option" shall mean any option granted to an eligible employee under the Plan, which the Company intends at the time the option is granted to be an Incentive Stock Option within the meaning of
     Section 422 of the Code.

          (h) "Nonqualified Stock Option" shall mean any option granted to an eligible employee, Director or consultant under the Plan which is not an Incentive Stock Option.

          (i) "Option" shall mean and refer collectively to Incentive Stock Options and Nonqualified Stock Options.

          (j)  "Option Agreement" means the agreement specified in Section 7.2.

          (k) "Optionee" shall mean any employee, Director or consultant who is granted an Option under the Plan. "Optionee" shall also mean the personal representative of an Optionee and any other person who acquires the right to exercise an Option by bequest or inheritance.

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          (l)  "Parent" shall mean a parent corporation of the Company as defined in Section 424(e) of the Code.

          (m) "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

                          SECTION 3:  EFFECTIVE DATE
                          --------------------------

          The effective date of the Plan is October 30, 1995; provided, however, that the adoption of the Plan by the Board of Directors is subject to approval and ratification by the shareholders of the Company within 12 months of the effective date. Options granted under the Plan prior to approval of the Plan by the shareholders of the Company shall be subject to approval of the Plan by the shareholders of the Company.

                          SECTION 4:  ADMINISTRATION
                          --------------------------

          4.1 Administrative Committee.  The Plan shall be administered by a
              ------------------------
Committee appointed by and serving at the pleasure of the Board of Directors, consisting of not less than two Directors (the "Committee"). The Board of Directors may from time to time remove members from or add members to the Committee, and vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors.

          4.2 Committee Meetings and Actions.  The Committee shall hold
              ------------------------------
meetings at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Committee shall be the acts of the Committee and shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its shareholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan.

          4.3 Powers of Committee.  The Committee shall have the full and
              -------------------
exclusive right to grant and determine terms and conditions of all Options granted under the Plan and to prescribe, amend and rescind rules and regulations for administration of the Plan. In granting Options, the Committee shall take into consideration the contribution the Optionee has made or may make to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine.

          4.4 Interpretation of Plan.  The determination of the Committee as
              ----------------------
to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its shareholders, and all persons

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having any interest in Options which may be or have been granted pursuant to the
Plan.

          4.5 Indemnification.  Each person who is or shall have been a member
              ---------------
of the Committee or of the Board of Directors shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in settlement thereof, with the Company's approval, or paid in satisfaction of a judgment in any such action, suit or proceeding against him, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before undertaking to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of, and is in addition to, any other rights of indemnification to which any person may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                      SECTION 5:  STOCK SUBJECT TO THE PLAN
                      -------------------------------------

          5.1 Number.  The aggregate number of shares of Common Stock which
              ------
may be issued under Options granted pursuant to the Plan shall not exceed 300,000 shares. Shares which may be issued under Options may consist, in whole or in part, of authorized but unissued stock or treasury stock of the Company not reserved for any other purpose.

          5.2 Unused Stock.  If any outstanding Option under the Plan expires
              ------------
or for any other reason ceases to be exercisable, in whole or in part, other than upon exercise of the Option, the shares which were subject to such Option and as to which the Option had not been exercised shall continue to be available under the Plan.

          5.3 Adjustment for Change in Outstanding Shares.  If there is any
              -------------------------------------------
change, increase or decrease, in the outstanding shares of Common Stock which is effected without receipt of additional consideration by the Company, by reason of a stock dividend, recapitalization, merger, consolidation, stock split, combination or exchange of stock, or other similar circumstances, then in each such event, the Committee shall make an appropriate adjustment in the aggregate number of shares of stock available under the Plan, the number of shares of stock subject to each outstanding Option and the Option prices in order to prevent the dilution or enlargement of any Optionee's rights. In making such adjustments, fractional shares shall be rounded to the nearest

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whole share.  The Committee's determinations in making adjustments shall be final and conclusive.

          5.4 Reorganization or Sale of Assets.  If the Company is merged or
              --------------------------------
consolidated with another corporation and the Company is not the surviving corporation, or if all or substantially all of the assets of the Company are acquired by another entity, or if the Company is liquidated or reorganized, (each of such events being referred to hereinafter as a "Reorganization Event"), the Committee shall, as to outstanding Options, either (1) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation, which will be issuable in respect of the Common Stock, provided that no additional benefits shall be conferred upon Optionees as a result of such substitution, and provided further that the excess of the aggregate fair market value of the shares subject to the Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof, or (2) upon written notice to all Optionees, which notice shall be given not less than 20 days prior to the effective date of the Reorganization Event, provide that all unexercised Options must be exercised within a specified number of days (which shall not be less than ten) of the date of such notice or such Options will terminate. In response to a notice provided pursuant to clause (2) of the preceding sentence, an Optionee may make an irrevocable election to exercise the Optionee's Option contingent upon and effective as of the effective date of the Reorganization Event. The Committee may, in its sole discretion, accelerate the exercise dates of outstanding Options in connection with any Reorganization Event.

                             SECTION 6:  ELIGIBILITY
                             -----------------------

          All full- or part-time employees of the Company and its Subsidiaries who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success shall be eligible to receive both Incentive Stock Options and Nonqualified Stock Options under the Plan. Directors and consultants who are neither full- nor part-time employees of the Company or its Subsidiaries but who are involved in endeavors significant to its success shall be eligible to receive Nonqualified Stock Options, but not Incentive Stock Options, under the Plan. Any Director who is otherwise eligible to participate, who makes an election in writing not to receive any grants under the Plan, shall not be eligible to receive any such grants during the period set forth in such election.

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                         SECTION 7:  GRANT OF OPTIONS
                         ----------------------------

          7.1 Grant of Options.  The Committee may from time to time in its
              ----------------
discretion determine which of the eligible employees, Directors and consultants of the Company or its Subsidiaries should receive Options, the type of Options to be granted (whether Incentive Stock Options or Nonqualified Stock Options), the number of shares subject to such Options, and the dates on which such Options are to be granted. No employee may be granted Incentive Stock Options to the extent that the aggregate fair market value (determined as of the time each Option is granted) of the Common Stock with respect to which any such Options are exercisable for the first time during a calendar year (under all incentive stock option plans of the Company and its Parent and Subsidiaries) would exceed $100,000.

          7.2 Option Agreement.  Each Option granted under the Plan shall be
              ----------------
evidenced by a written Option Agreement setting forth the terms upon which the Option is granted. Each Option Agreement shall designate the type of Options being granted (whether Incentive Stock Options or Nonqualified Stock Options), and shall state the number of shares of Common Stock, as designated by the Committee, to which that Option pertains. More than one Option may be granted to an eligible person.

          7.3 Option Price.  The option price per share of Common Stock under
              ------------
each Option shall be determined by the Committee and stated in the Option Agreement. The option price for Incentive Stock Options granted under the Plan shall not be less than 100% of the fair market value (determined as of the day the Option is granted) of the shares subject to the Option. The option price for Nonqualified Stock Options granted under the Plan shall not be less than 100% of the fair market value (determined as of the day the Option is granted) of the shares subject to the Option.

          7.4 Determination of Fair Market Value.  If the Common Stock is listed
              ----------------------------------
upon an established stock exchange or exchanges, then the fair market value per share shall be deemed to be the average of the quoted closing prices of the Common Stock on such stock exchange or exchanges on the day for which the determination is made, or if no sale of the Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was such a sale. If the Common Stock is not listed upon an established stock exchange but is traded in the NASDAQ National Market System, the fair market value per share shall be deemed to be the closing price of the Common Stock in the National Market System on the day for which the determination is made, or if there shall have been no trading of the Common Stock on that day, on the next preceding day on which there was such trading. If the Common Stock is not listed upon an established stock exchange and is not traded in the

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National Market System, the fair market value per share shall be deemed to be the mean between the dealer "bid" and "ask" closing prices of the Common Stock on the NASDAQ System on the day for which the determination is made, or if there shall have been no trading of the Common Stock on that day, on the next preceding day on which there was such trading. If none of these conditions apply, the fair market value per share shall be deemed to be an amount as determined in good faith by the Committee by applying any reasonable valuation method.

          7.5 Duration of Options.  Each Option shall be of a duration as
              -------------------
specified in the Option Agreement; provided, however, that the term of each Option shall be no more than ten years from the date on which the Option is granted and shall be subject to early termination as provided herein.

          7.6 Additional Limitations on Grant.  No Incentive Stock Option
              -------------------------------
shall be granted to an employee who, at the time the Incentive Stock Option is granted, owns stock (as determined in accordance with Section 424(d) of the Code) representing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary, unless the option price of such Incentive Stock Option is at least 110% of the fair market value (determined as of the day the Incentive Stock Option is granted) of the stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable more than five years from the date it is granted.

          7.7 Other Terms and Conditions.  The Option Agreement may contain such
              --------------------------
other provisions, which shall not be inconsistent with the Plan, as the Committee shall deem appropriate, including, without limitation, provisions that relate the Optionee's ability to exercise an Option to the passage of time or the achievement of specific goals established by the Committee or the occurrence of certain events specified by the Committee.

                         SECTION 8:  EXERCISE OF OPTIONS
                         -------------------------------

          8.1 Manner of Exercise.  Subject to the limitations and conditions
              ------------------
of the Plan or the Option Agreement, an Option shall be exercisable, in whole or in part, from time to time, by giving written notice of exercise to the Secretary of the Company, which notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by (1) payment in full to the Company of the purchase price of the shares to be purchased, plus (2) payment in full of such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of federal, state or local income or other taxes incurred by reason of the exercise of the Option, and (3) a representation meeting the requirements of Section 12.2 if requested by the Company, and (4) a Stock

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Restriction Agreement meeting the requirements of Section 12.3 if requested by the Company.

          8.2 Payment of Purchase Price.  Payment for shares and withholding
              -------------------------
taxes shall be in the form of either (1) cash, (2) a certified or bank cashier's check to the order of the Company, or (3) shares of the Common Stock, properly endorsed to the Company, in an amount the fair market value of which on the date of receipt by the Company (as determined in accordance with Section 7.4) equals or exceeds the aggregate option price of the shares with respect to which the Option is being exercised, or (4) in any combination thereof; provided, however, that no payment may be made in shares of Common Stock unless payment in such form and upon such exercise has been approved in advance by the Committee. Upon the exercise of any Option, the Company, in its sole discretion, may make financing available to the Optionee for the payment of the purchase price on such terms and conditions as the Committee shall specify.

                          SECTION 9:  CHANGE IN CONTROL
                          -----------------------------

          The Committee may, in its sole discretion, accelerate the exercise dates of outstanding Options upon the occurrence of a Change in Control, notwithstanding any vesting requirements contained in any Option Agreement.

               SECTION 10:  EFFECT OF TERMINATION OF EMPLOYMENT
               ------------------------------------------------

          10.1 Termination of Employment Other Than Upon Death or Disability.
               -------------------------------------------------------------
Upon termination of an Optionee's employment with the Company or a Subsidiary other than upon death or disability (within the meaning of Section 22(e)(3) of the Code), an Optionee may, at any time within three months after the date of termination but not later than the date of expiration of the Option, exercise the Option to the extent the Optionee was entitled to do so on the date of termination. Any Options not exercisable as of the date of termination and any Options or portions of Options of terminated Optionees not exercised as provided herein shall terminate.

          10.2 Termination By Death of Optionee.  If an Optionee shall die
               --------------------------------
while in the employ of the Company or a Subsidiary or within a period of three months after the termination of employment with the Company or a Subsidiary under circumstances to which Section 10.1 apply, the personal representatives of the Optionee's estate or the person or persons who shall have acquired the Option from the Optionee by bequest or inheritance may exercise the Option at any time within the year after the date of death but not later than the expiration date of the Option, to the extent the Optionee was entitled to do so on the date of death. Any Options not exercisable as of the date of

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death and any Options or portions of Options of deceased Optionees not exercised as provided herein shall terminate.

          10.3 Termination By Disability of Optionee.  Upon termination of an
               -------------------------------------
Optionee's employment with the Company or a Subsidiary by reason of the Optionee's disability (within the meaning of Section 22(e)(3) of the Code), the Optionee may exercise the Option at any time within one year after the date of termination but not later than the expiration date of the Option, to the extent the Optionee was entitled to do so on the date of termination. Any Options not exercisable as of the date of termination and any Options or portions of Options of disabled Optionees not exercised as provided herein shall terminate.

          10.4 Termination of Directors and Consultants.  For purposes of this
               ----------------------------------------
Section 10, a termination of employment shall be deemed to include the termination of a Director's service as a member of the Board of Directors and the termination of a consulting arrangement in the case of consultants.

          10.5 Extension of Option Termination Date.  The Committee, in its sole
               ------------------------------------
discretion, may extend the termination date of an Option granted under the Plan without regard to the preceding provisions of this Section 10. In such event, the termination date shall be a date selected by the Committee in its sole discretion, but not later than the latest expiration date of the Option permitted pursuant to Section 7.5. Such extension may be made in the Option Agreement as originally executed or by amendment to the Option Agreement, either prior to or following termination of an Optionee's employment. The Committee shall have no power to extend the termination date of an Incentive Stock Option beyond the periods provided in Sections 10.1, 10.2 and 10.3 prior to the termination of the Optionee's employment or without the approval of the Optionee, which may be granted or withheld in the Optionee's sole discretion. Any extension of the termination date of an Incentive Stock Option shall be deemed to be the grant of a new Option for purposes of the Code.

                  SECTION 11:  NON-TRANSFERABILITY OF OPTION
                  ------------------------------------------

          Options granted pursuant to the Plan are not transferable by the Optionee other than by Will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void.

                        SECTION 12:  ISSUANCE OF SHARES
                        -------------------------------

          12.1 Transfer of Shares to Optionee.  As soon as practicable after the
               ------------------------------
Optionee has given the Company written notice of exercise of an Option and has otherwise met the requirements of Section 8.1, the Company shall issue or transfer to the Optionee the number of shares of Common Stock as to which the Option has been exercised and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee's name. In no event shall the Company be required to transfer fractional shares to the Optionee, and in lieu thereof, the Company may pay an amount in cash equal to the fair market value (as determined in accordance with Section 7.4) of such fractional shares on the date of exercise. If the issuance or transfer of shares by the Company would for any reason, in the opinion of counsel for the Company, violate any applicable federal or state laws or regulations, the Company may delay issuance or transfer of such shares to the Optionee until compliance with such laws can reasonably be obtained. In no event shall the Company be obligated to effect or obtain any listing, registration, qualification, consent or approval under any applicable federal or state laws or regulations or any contract or agreement to which the Company is a party with respect to the issuance of any such shares.

          12.2 Investment Representation.  Upon demand by the Company, the
               -------------------------
Optionee shall deliver to the Company a representation in writing that the purchase of all shares with respect to which notice of exercise of the Option has been given by the Optionee is being made for investment only and not for resale or with a view to distribution, and containing such other representations and provisions with respect thereto as the Company may require. Upon such demand, delivery of such representation promptly and prior to the transfer or delivery of any such shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

          12.3 Stock Restriction Agreement.  Upon demand by the Company, the
               ---------------------------
Optionee shall execute and deliver to the Company a Stock Restriction Agreement in such form as the Company may provide at the time of exercise of the Option. Such Agreement may include, without limitation, restrictions upon the Optionee's right to transfer shares, including the creation of an irrevocable right of first refusal in the Company and its designees, and provisions requiring the Optionee to transfer the shares to the Company or the Company's designees upon a termination of employment. Upon such demand, execution of the Stock Restriction Agreement by the Optionee prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares, unless such condition is expressly waived in writing by the Company.

                            SECTION 13:  AMENDMENTS
                            -----------------------

          The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under an Option previously granted. Unless the shareholders of the Company shall have given their approval, the total number of shares for which Options may be issued under the Plan shall not be increased, except as provided in Section 5.3, and no amendment shall be made which reduces the price at which the Common Stock may be offered under the Plan below the minimum required by Section 7.3, except as provided in Section 5.3, or which materially modifies the requirements as to eligibility for participation in the Plan. Subject to the terms and conditions of the Plan, the Board of Directors may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under an Option previously granted without the consent of the Optionee.

                           SECTION 14:  TERM OF PLAN
                           -------------------------

          This Plan shall terminate on October 29, 2005; provided, however, that the Board of Directors may at any time prior thereto suspend or terminate the Plan.

                      SECTION 15:  RIGHTS AS STOCKHOLDER
                      ----------------------------------

          An Optionee shall have no rights as a stockholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares.

                       SECTION 16:  NO EMPLOYMENT RIGHTS
                       ---------------------------------

          Nothing contained in this Plan or in any Option granted under the Plan shall confer upon any Optionee any right with respect to the continuation of such Optionee's employment by the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of the Option.

                          SECTION 17:  GOVERNING LAW
                          --------------------------

          This Plan, and all Options granted under this Plan, shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

                        INCENTIVE STOCK OPTION AGREEMENT



OPTIONEE: ________________________

DATE OF GRANT: ____________________



          AGREEMENT between Birner Dental Management Services, Inc. (the "Company"), and the above named Optionee ("Optionee"), an employee of the Company or a Subsidiary thereof.

          The Company and Optionee agree as follows:

1.        Grant of Option.
          ---------------

          Optionee is hereby granted an Incentive Stock Option, within the meaning of Section 422 of the Code (the "Option"), to purchase Common Stock of the Company pursuant to the Birner Dental Management Services, Inc. 1995 Employee Stock Option Plan (the "Plan"). The Option and this Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.

2.        Date of Grant.
          -------------

          The date of the grant of the Option is the date first set forth above, the date of the action by the Committee which administers the Plan (the "Committee") in granting the same.

3.        Number and Price of Shares.
          --------------------------

          The number of shares as to which the Option is granted is the number set forth in Schedule 3A to this Agreement. The purchase price per share is the amount set forth in Schedule 3B to this Agreement.

4.        Expiration Date.
          ---------------

          Unless sooner terminated as provided in Section 10 of the Plan, the Option shall expire and terminate on the date set forth in Schedule 4 to this Agreement, and in no event shall the Option be exercisable after that date.

5.        Manner of Exercise.
          ------------------

          Except as provided in this Agreement, the Option shall be exercisable, in whole or in part, from time to time, in the manner provided in Section 8 of the Plan.

6.        Time of Exercise.
          ----------------

          The Option granted hereby shall become vested in and exercisable by Optionee in the installments, on the dates and subject to the conditions set forth in Schedule 6 to this Agreement; provided, however, that Optionee must have been continuously employed by the Company or a Subsidiary thereof from the date of grant of the Option until the date specified on Schedule 6 or until the conditions specified on Schedule 6 have been satisfied.

7.        Stock Restriction Agreement.
          ---------------------------

          Upon exercise of the Option, the Optionee shall execute and deliver to the Company a Stock Restriction Agreement in substantially the form attached to this Agreement as Exhibit A. Execution and delivery of the Stock Restriction
                  ---------
Agreement prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

8.        Nontransferability of Option.
          ----------------------------

          The Option is not transferable by Optionee other than by Will or the laws of descent and distribution, and the Option shall be exercisable during Optionee's lifetime only by Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void.

9.        Withholding for Taxes.
          ---------------------

          The Company shall have the right to deduct from Optionee's salary any federal or state taxes required by law to be withheld with respect to the exercise of the Option or any disqualifying disposition of the Common Stock acquired upon exercise of the Option.

10.       Legends.
          -------

          Certificates representing Common Stock acquired upon exercise of this Option may contain such legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws and until Optionee or any other holder of the Common Stock has paid the Company such amounts as may be necessary in order to satisfy any withholding tax liability of the Company resulting from a disqualifying disposition described in Section 422(a) of the Code.


11.       Employee Benefits.
          -----------------

          Optionee agrees that the grant and vesting of the Option and the receipt of shares of Common Stock upon exercise of the Option will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company.

12.       Amendment.
          ---------

          Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under the Option without the consent of the Optionee.

13.       Interpretation.
          --------------

          The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Committee, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties.

14.       Receipt of Plan.
          ---------------

          By entering into this Agreement, Optionee acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

15.       Governing Law.
          -------------

          This Agreement shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

16.       Miscellaneous.
          -------------

          This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 16.

          IN WITNESS WHEREOF, the Company by a duly authorized officer of the Company and Optionee have executed this Agreement on _____________, effective as of the date of grant.

                              BIRNER DENTAL MANAGEMENT SERVICES, INC.



                              By: _______________________________

                              Title: ____________________________

                              Address: __________________________

                              ___________________________________

                              ___________________________________

                              OPTIONEE



                              ___________________________________

                              Address: __________________________

                              ___________________________________

                              ___________________________________

                                   SCHEDULES
                                       to
                            STOCK OPTION AGREEMENT

Schedule
--------

4A  Number of Shares of Stock:
    -------------------------  -------------------------

4B  Purchase Price per Share:
    ------------------------   -------------------------

5   Expiration Date:
    ---------------   ----------------------------------

7   Vesting Schedule:
    ----------------

                                       Number of Shares
      Date                         Which Become Exercisable
      ----                         ------------------------

     ________                             _________
     ________                             _________
     ________                             _________
     ________                             _________
     ________                             _________
     ________                             _________
     ________                             _________
     ________                             _________
     ________                             _________
     ________                             _________


     Additional Conditions to Vesting:  Notwithstanding the foregoing, no
     --------------------------------
portion of the Option shall be vested and exercisable until the following conditions have been satisfied:

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

                      NONQUALIFIED STOCK OPTION AGREEMENT



OPTIONEE:

DATE OF GRANT:



    AGREEMENT between Birner Dental Management Services, Inc. (the "Company"), and the above named Optionee ("Optionee"), an employee of the Company or a Subsidiary thereof.

    The Company and Optionee agree as follows:

1.  Grant of Option.
    ---------------

    Optionee is hereby granted a Nonqualified Stock Option (the "Option") to purchase Common Stock of the Company pursuant to the Birner Dental Management Services, Inc. 1995 Employee Stock Option Plan (the "Plan"). The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. The Option and this Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.

2.  Date of Grant.
    -------------

    The date of the grant of the Option is the date first set forth above, the date of the action by the Committee which administers the Plan (the "Committee") in granting the same.

3.  Number and Price of Shares.
    --------------------------

    The number of shares as to which the Option is granted is the number set forth in Schedule 3A to this Agreement. The purchase price per share is the amount set forth in Schedule 3B to this Agreement.

4.  Expiration Date.
    ---------------

    Unless sooner terminated as provided in Section 10 of the Plan, the Option shall expire and terminate on the date set forth in Schedule 4 to this Agreement, and in no event shall the Option be exercisable after that date.

5.  Manner of Exercise.
    ------------------

    Except as provided in this Agreement, the Option shall be exercisable, in whole or in part, from time to time, in the manner provided in Section 8 of the Plan.

6.  Time of Exercise.
    ----------------

    The Option granted hereby shall become vested in and exercisable by Optionee in the installments, on the dates and subject to the conditions set forth in
Schedule 6 to this Agreement; provided, however, that Optionee must have been continuously employed by the Company or a Subsidiary thereof from the date of grant of the Option until the date specified on Schedule 6 or until the conditions specified on Schedule 6 have been satisfied.

7.  Stock Restriction Agreement.
    ---------------------------

    Upon exercise of the Option, the Optionee shall execute and deliver to the Company a Stock Restriction Agreement in substantially the form attached to this Agreement as Exhibit A. Execution and delivery of the Stock Restriction
             ---------
Agreement prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

8.  Nontransferability of Option.
    ----------------------------

    The Option is not transferable by Optionee other than by Will or the laws of descent and distribution, and the Option shall be exercisable during Optionee's lifetime only by Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void.

9.  Withholding for Taxes.
    ---------------------

    The Company shall have the right to deduct from Optionee's salary any federal or state taxes required by law to be withheld with respect to the exercise of the Option.

10.  Legends.
     -------

     Certificates representing Common Stock acquired upon exercise of this Option may contain such legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws.

11.  Employee Benefits.
     -----------------

     Optionee agrees that the grant and vesting of the Option and the receipt of shares of Common Stock upon exercise of the Option will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company.

12.  Amendment.
     ---------

     Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under the Option without the consent of the Optionee.

13.  Interpretation.
     --------------

     The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Committee, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties.

14.  Receipt of Plan.
     ---------------

     By entering into this Agreement, Optionee acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

15.  Governing Law.
     -------------

     This Agreement shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

16.  Miscellaneous.
     -------------

     This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 16.

    IN WITNESS WHEREOF, the Company by a duly authorized officer of the Company and Optionee have executed this Agreement on _____________, effective as of the date of grant.

                                         BIRNER DENTAL MANAGEMENT SERVICES, INC.



                                         By: _______________________________

                                         Title: ____________________________

                                         Address: __________________________

                                         ___________________________________

                                         ___________________________________


                                         OPTIONEE



                                         ___________________________________

                                         Address: __________________________

                                         ___________________________________

                                         ___________________________________

                                   SCHEDULES
                                      to
                      NONQUALIFIED STOCK OPTION AGREEMENT


Schedule
--------

3A  Number of Shares of Stock:
    -------------------------

3B  Purchase Price per Share:
    ------------------------

4   Expiration Date:
    ---------------

6   Vesting Schedule:
    ----------------

                              Number of Shares
          Date           Which Become Exercisable
          ----           ------------------------

        ________                _________
        ________                _________
        ________                _________
        ________                _________
        ________                _________
        ________                _________
        ________                _________
        ________                _________
        ________                _________
        ________                _________


    Additional Conditions to Vesting:  Notwithstanding the foregoing, no portion
    --------------------------------
of the Option shall be vested and exercisable until the following conditions have been satisfied:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________